Exhibit 10.2

Pure Bioscience, Inc.
1725 Gillespie Way
El Cajon, CA 92020

April 23, 2013

Re:           Securities Purchase Agreement, dated April 24, 2013

Dear Cort Meinelschmidt:

Pure Bioscience, Inc. (the “Company”) is entering into that certain Securities Purchase Agreement, dated April 24, 2013 (the “Purchase Agreement”) with the undersigned (the “Holder”) and certain other Purchasers named therein (each a “Purchaser” and collectively, the “Purchasers”) pursuant to which the Company is selling and the Purchasers are acquiring Shares and Warrant Shares (as such terms are defined in the Purchase Agreement, and together, the “Registrable Securities”).  In connection with the Purchase Agreement, the Company has agreed to provide the Purchasers with certain registration rights with respect to the Registrable Securities.

The Company has agreed to prepare and file with the Securities Exchange Commission a registration statement on Form S-1 or other appropriate form under the Act, to register for resale the Shares and Warrant Shares issued as part of the Purchase Agreement within 30 days of the Closing Date. The Company will use its best efforts to have the Registration Statement become effective, and to keep such Registration Statement effective until the earlier of (i) the date on which all Registrable Securities covered by such Registration Statement have been sold, (ii) the date on which all Registrable Securities covered by such Registration Statement may be sold without volume restrictions pursuant to Rule 144(b)(1), and (iii) three (3) years from the Closing.

In the event the Company does not file to register for resale the Shares and Warrant Shares issued as part of the Purchase Agreement within 45 days of the Closing Date, the Company will issue 100 Warrant Shares for each day that such filing is not completed, not to exceed 18,000 Warrant Shares.

Sincerely,

PURE BIOSCIENCE, INC.

By:  /s/ Micahel L. Krall
Name – Michael L. Krall
Title – President and CEO

ACCEPTED AND AGREED:

By:   /s/ Cort Meinelschmidt
Name – Cort Meinelschmidt, Sentinel Capital Solutions Inc.
Title –  CEO